SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):     June 25, 2002

SIGMA-ALDRICH CORPORATION

________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	000-8135	43-1050617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Spruce Street, St. Louis, Missouri	63103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (314) 771-5765

Item 4. Changes in Registrant's Certifying Accountant.

On June 25, 2002, the Board of Directors of Sigma-Aldrich Corporation ("Sigma-Aldrich"), based on the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as Sigma-Aldrich's independent public accountants and engaged KPMG LLP ("KPMG") to serve as Sigma-Aldrich's independent public accountants for the fiscal year 2002, effective immediately.

Andersen's reports on Sigma-Aldrich's consolidated financial statements as of and for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and 2000 and through June 25, 2002, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on Sigma-Aldrich's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Sigma-Aldrich requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating that Andersen agrees with the statements made above by Sigma-Aldrich. A copy of this letter addressed to the Securities and Exchange Commission, dated June 27, 2002, is filed as Exhibit 16 to this Current Report on Form 8K.

During the years ended December 31, 2001 and 2000 and through June 25, 2002, Sigma-Aldrich did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Sigma-Aldrich's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)    Exhibits.

                    See Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                            SIGMA-ALDRICH CORPORATION

                                                                                            By: /s/ Karen Miller
                                                                                                Karen Miller, Corporate Controller

Date:     June 28, 2002

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit	Description
16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 27, 2002.

Exhibit 16

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

June 27, 2002

Dear Sir/Madam:

The representations made in this letter are based solely on discussions and representations from the engagement partner and manager on the audits of the financial statements of this registrant for the two most recent fiscal years. Those individuals are no longer with Arthur Andersen LLP.

We have read the first, second, third and fourth paragraphs of Item 4 included in the Form 8-K dated June 25, 2002, of Sigma-Aldrich Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

Arthur Andersen LLP

Copy to:
Mr. Michael R. Hogan, Chief Financial Officer
Sigma-Aldrich Corporation